DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

Delaware Limited-Term Diversified Income Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Summary Prospectus dated April 30, 2013

The following replaces the information in the section entitled, “What are the Fund’s fees and expenses?”.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's prospectus under the section entitled “About your account,” and in the Fund's statement of additional information under the section entitled “Purchasing shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	B	C	R	Inst.
Maximum sales charge (load) imposed on
purchases as a percentage of offering price	2.75%	none	none	none	none
Maximum contingent deferred sales charge
(load) as a percentage of original purchase price
or redemption price, whichever is lower	none	2.00%[1]	1.00%[1]	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	R	Inst.
Management fees	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.50%	none
Other expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Total annual fund operating expenses	0.91%	1.66%	1.66%	1.16%	0.66%
Fee waivers and expense reimbursements	(0.10%)[2]	(0.85%)[2]	—	—	—
Total annual fund operating expenses after fee
waivers and expense reimbursements	0.81%	0.81%	1.66%	1.16%	0.66%

1	If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 2.00%, which declines to 1.00% during the second and third years, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2	The Fund's distributor, Delaware Distributors, L.P. (Distributor) has contracted to limit the Fund’s Class A shares’ 12b-1 fees to no more than 0.15% of average daily net assets, respectively, from April 30, 2013 through April 30, 2014. The Distributor has also contracted to limit the Fund’s Class B shares’ 12b-1 fee to no more than 0.15% of average daily net assets from March 1, 2013 through February 28, 2014. The waivers may be terminated only be agreement of the Distributor and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable Distributor's expense waivers for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not		(if not
		redeemed)		redeemed)
Class	A	B	B	C	C	R	Inst.
1 year	$355	$83	$283	$169	$269	$118	$67
3 years	$547	$440	$540	$523	$523	$368	$211
5 years	$756	$822	$822	$902	$902	$638	$368
10 years	$1,355	$1,421	$1,421	$1,965	$1,965	$1,409	$822

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated October 28, 2013.